EXHIBIT 32.1

Certification of Chief Executive Officer and Chief Financial Officer of XTO Energy Inc.

(Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of XTO Energy Inc. (the “Company”) on Form 10-K for the period ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Keith A. Hutton, Chief Executive Officer of the Company, and Louis G. Baldwin, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ KEITH A. HUTTON
Keith A. Hutton
Chief Executive Officer
February 25, 2009

/S/ LOUIS G. BALDWIN
Louis G. Baldwin
Chief Financial Officer
February 25, 2009